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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 23, 2001

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
(State or other jurisdiction of incorporation)	(Commission File Number)	](IRS Employer Identification No.)

7401 West Wilson Avenue
Chicago, Illinois
60706-4548

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (708) 867-6777

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

    On March 23, 2001, Methode Electronics, Inc. issued a press release announcing that the Board of Directors approved the declaration of a dividend of all of Methode Electronics' shares of Stratos Lightwave, Inc. common stock. The press release is attached as Exhibit 99 to this Form 8-K. Unaudited pro forma financial statements for Methode reflecting the spin-off of Stratos Lightwave, Inc. as a discontinued operation are included as Exhibit 99.2 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.
Exhibit 99.1 Methode Electronics, Inc. Press Release issued March 23, 2001.
Exhibit 99.2 Methode Electronics, Inc. Unaudited Pro Forma Consolidated Financial Statements.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
Date: March 26, 2001	By:	/s/ DALE W. PHILLIPS Dale W. Phillips Chief Financial Officer

EXHIBIT INDEX

Exhibits Number
99.1	Methode Electronics, Inc. Press Release issued March 23, 2001.
99.2	Methode Electronics, Inc. Unaudited Pro Forma Consolidated Financial Statements.

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SIGNATURE
EXHIBIT INDEX